United States

Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2017

(Exact name of registrant as specified in its charter)

Delaware	000-10537	36-3143493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 South River Street
Aurora, Illinois  60507
(Address of principal executive offices) (Zip code)

(630) 892-0202
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 5.07 regarding the reclassification of certain members of the board is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 16, 2017, the Company held its annual meeting of stockholders (the “Annual Meeting”). Of the 29,580,430 shares of common stock eligible to vote at the Annual Meeting, 27,243,596 shares were represented in person or by proxy, representing approximately 92.10% of the outstanding shares. At the Annual Meeting, the common stockholders elected Messrs.  William Kane,  John Ladowicz and Ms. Patti Temple Rocks as directors in the class with a term expiring in 2020, and approved each of the two additional proposals listed below. Further detail on each of the matters voted on by the common stockholders is available in the Company’s proxy statement.

The final results of voting on each of the matters submitted to a vote of common stockholders during the annual meeting are as follows:

1)	Election of three members of the board of directors representing the common stockholders to serve a three-year term expiring 2020:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
William Kane	22,509,415	310,414	88,836	6,671,765
John Ladowicz	22,609,926	201,549	97,190	6,671,765
Patti Temple Rocks	21,012,459	1,748,510	147,696	6,671,765

2)	Recommendation in a non-binding, advisory vote, on the compensation of our named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,031,167	638,283	239,215	6,671,765

3)	Ratification of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the year ended December 31, 2017:

6,814,346
Votes For	Votes Against	Abstentions	Broker Non-Votes
26,814,346	328,218	101,032	2,336,834

Item 7.01. Regulation FD Disclosure

On May 16, 2017 a presentation was made at the Annual Stockholders Meeting. Investors may access the presentation made at the meeting under the Investor Relations section of the Old Second Bancorp, Inc. website (www.oldsecond.com).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/
OLD SECOND BANCORP, INC.

Dated: May 17, 2017	By:	/s/ Bradley S. Adams
Bradley S. Adams
Executive Vice President
and Chief Financial Officer